GOLDMAN SACHS TRUST

Goldman Sachs Money Market Funds

Class A Shares, Class I Shares and Institutional Shares of the

Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund

(collectively, the “Funds”)

Supplement dated October 2, 2023 to the

Prospectuses and Statement of Additional Information (“SAI”), each dated March 30, 2023, each as supplemented to date

Effective November 30, 2023, check redemption privileges will no longer be available for the Funds. Checks presented for payment after that date will not be processed and will be returned unpaid. You may be subject to charges for checks returned unpaid.

This Supplement should be retained with your Prospectuses and SAI for future reference.

MMFOPCHGSTK 09-23